Exhibit 99.1 Third Quarter 2021 Earnings Conference Call November 4, 2021

Jeff Householder President, Chief Executive Officer Today’s Presenters Beth Cooper Executive Vice President, Chief Financial Officer and Assistant Corporate Secretary Jim Moriarty Executive Vice President, General Counsel, Corporate Secretary and Chief Policy and Risk Officer Alex Whitelam Go Paperless! Please consider using this Head of Investor Relations electronic version of the presentation. Receiving this document electronically reduces greenhouse gas emissions (GHG), Each page not printed avoids 15 grams of CO . 2

Forward Looking Statements and Other Disclosures Safe Harbor Statement Some of the Statements in this document concerning future Company performance will be forward- looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements. You should refer to the additional information contained in Chesapeake Utilities’ Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC and other subsequent SEC filings concerning factors that could cause those results to be different than contemplated in today’s discussion. Reg D Disclosure Today’s discussion includes certain non-GAAP financial measures as defined under SEC Regulation D. Although non-GAAP measures are not intended to replace GAAP measures for evaluation of Chesapeake’s performance, Chesapeake believes that portions of the presentation, which include certain non-GAAP financial measures, provide a helpful comparison for an investor’s evaluation purposes. Gross Margin (Non-GAAP Measure) Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities and excludes depreciation, amortization and accretion. Other companies may calculate gross margin in a different manner. 3

Third Quarter 2021 Financial Performance Continued Profitable Growth Driving Results Key Gross Margin Contributions to Earnings Growth Diluted Earnings Per Share +$1.4M +$1.0M +$0.9M $3.45 Pipeline Expansion Higher Contributions and Natural Gas Propane from $2.97 Organic Growth Performance Acquisitions +$0.8M +$0.7M +$0.7M Eastern Shore Improved Increased $0.71 Capital Surcharge Electric Customer $0.56 and FL GRIP Margins Consumption Q3 Q3 YTD YTD 2020 2021 2020 2021 4

Third Quarter and Year-to-Date Financial Summary Financial results for the quarters and nine months ended September 30, 2021 and 2020 Third Quarter Year-to-Date (in thousands except per share data) 2021 2020 2021 2020 Total Gross Margin $ 79,971 $ 79,508 $ 281,241 $ 253,418 Operating Income $ 20,113 $ 17,406 $ 94,288 $ 77,518 Other Income (Expense), Net 339 (40) 2,180 2,997 Interest Charges (4,975) (4,584) (15,134) (15,452) Pre-tax Income 15,477 12,782 81,334 6 5,063 Income Taxes (2,993) (3,502) (20,563) (16,082) Net Income from Continued Ops 12,484 9,280 60,771 48,981 Income (Loss) Discontinued Ops (9) (19) (17) 165 Net Income $ 12,475 $ 9,261 $ 60,754 $ 49,146 Diluted EPS $ 0.71 $ 0.56 $ 3.45 $ 2.97 Strong Performance driven by approximately $28 million in additional gross margin through the first nine months of 2021. 5

Segment Quarterly Financial Summary Chesapeake Utilities is Committed to Gross Margin Growth and Efficient Operations Consolidated Results Third Quarter Highlights Three Months Ended Hurricane Michael September 30, 2020 Timing Difference Gross Margin increased $6.0M or 8.1% Percent Percent 2021 2020 Change Adjustment Proforma Change (in thousands) Change Change on a proforma basis absent the timing Gross margin $ 7 9,971 $ 7 9,508 $ 463 0.6% $ (5,507) $ 74,001 $ 5,970 8.1% difference for Hurricane Michael relief Depreciation, amortization and 2 1,165 22,976 (1,811) -7.9% (3,574) 19,402 1,763 9.1% from Q1 and Q2 recognized in Q3 of property taxes 2020. Other operating expenses 38,693 3 9,126 (433) -1.1% - 3 9,126 (433) -1.1% Operating Income $ 2 0,113 $ 1 7,406 $ 2,707 15.6% $ (1,933) $ 1 5,473 $ 4,640 30.0% • 6.8% increase in proforma gross margin in Regulated businesses Regulated Energy Segment driven by pipeline expansion, Three Months Ended Hurricane Michael organic growth and higher levels of September 30, 2020 Timing Difference customer consumption Percent Percent 2021 2020 Change Adjustment Proforma Change • 14.0% growth in Unregulated driven (in thousands) Change Change Gross margin $ 65,102 $ 66,491 $ (1,389) -2.1% $ (5,507) $ 60,984 $ 4,118 6.8% by propane and Aspire Depreciation, amortization and 17,215 19,617 (2,402) -12.2% (3,574) 16,043 1,172 7.3% property taxes Operating Income increased $4.6M or Other operating expenses 2 4,349 2 6,392 (2,043) -7.7% - 2 6,392 (2,043) -7.7% 30.0% on a proforma basis compared Operating Income $ 23,538 $ 20,482 $ 3,056 14.9% $ (1,933) $ 1 8,549 $ 4 ,989 26.9% to Q3 2020. • 26.9% increase in Regulated Unregulated Energy Segment Three Months Ended • 6.8% increase in Unregulated September 30, Percent 2021 2020 Change (in thousands) Change For the Unregulated Energy Segment, Gross margin $ 14,897 $ 1 3,068 $ 1 ,829 14.0% revenue and earnings are typically Depreciation, amortization and 3 ,921 3 ,326 595 17.9% property taxes greater during the first and fourth Other operating expenses 13,859 1 2,834 1,025 8.0% quarters, when consumption of energy Operating Income $ (2,883) $ (3,092) $ 209 6.8% is highest due to colder temperatures. 6

Key Drivers of Our Performance Quarter Ended September 30, 2021 Q3 2020 Diluted Earnings Per Share $0.56 Timing difference of Hurricane Michael relief A -$0.08 from Q1 and Q2 recognized in Q3 2020 Regulatory deferral of COVID-19 expenses B $0.10 per PSC’s orders Favorable income tax impact associated C $0.05 with the CARES Act D Contributions from recent acquisitions $0.04 E Core business growth $0.17 Depreciation, amortization and property tax F -$0.07 costs due to new capital investments Operating expenses tied to recent G -$0.02 acquisitions Operating expenses tied to core business H -$0.03 growth Change in shares outstanding due to 2020 I -$0.03 and 2021 equity offerings J Other items $0.02 Q3 2021 Diluted Earnings Per Share $0.71 7

Key Drivers of Our Performance Year-to-Date Ended September 30, 2021 YTD 2020 Diluted Earnings Per Share from $2.96 Continuing Operations A Gain on sale of assets in 2020 -$0.07 B Net impact of CARES Act items -$0.06 Regulatory deferral of COVID-19 expenses C $0.14 per PSC’s orders D Contributions from recent acquisitions $0.16 E Core business growth $1.00 Depreciation, amortization and property F -$0.24 tax costs due to new capital investments Operating expenses tied to recent G -$0.10 acquisitions Operating expenses tied to core business H -$0.26 growth Change in shares outstanding due to 2020 I -$0.18 and 2021 equity offerings J Other items $0.10 YTD 2021 Diluted Earnings Per Share from $3.45 Continuing Operations 8

2021 Capital Expenditures Forecast Forecast 2021 Year-to-date through Sept. 30, 2021 (dollars in thousands) Low High Capital expenditures Regulated Energy: were $151.4 million Natural gas distribution $ 76,000 $ 79,000 Natural gas transmission 58,000 63,000 2021 Key Projects: Electric distribution 8,000 8,000 Total Regulated Energy 142,000 150,000 • RNG transport from Noble Road Landfill 78% 76% • Del-Mar Energy Pathway Unregulated Energy: • Florida's Western Palm Beach County Expansion Propane distribution 11,000 12,000 • Florida GRIP Energy transmission 16,000 20,000 • Natural gas distribution and transmission Other unregulated energy 13,000 15,000 system expansions including several previously Total Unregulated Energy 40,000 47,000 announced projects in 2021 22% 24% • Natural gas and electric system infrastructure improvement activities Other: • Expansion of Marlin Gas Services’ fleet to Corporate and other businesses 3,000 3,000 support CNG, LNG and RNG transport growth Total Forecasted Capital Expenditures $ 185,000 $ 200,000 Narrowing our capital expenditure guidance for 2021 9

Capital Structure Overview Strong Balance Sheet to Support Growth Long-Term Debt 09/30/21 12/31/2020 Avg. Interest Rate: 3.55% $50 Million: 2.49% Stockholders‘ equity $ 750,962 $ 697,085 Funding 1/25/2022 Long-term debt, net of current maturities 505,459 508,499 Total permanent capitalization $ 1,256,421 $ 1, 205,584 Short-Term Debt Current portion of long-term debt 16, 206 13,600 $400 Million Facility Short-term debt 192,026 175, 644 $200M: LIBOR + 0.70% Total capitalization and short-term financing $ 1, 464,653 $ 1, 394,828 $200M: LIBOR + 0.95% Equity to Permanent Capital 59.8% 57.8% New $9.6 million of Equity to Total Capitalization 51.3% 50.0% sustainability linked financing New Long-Term Debt Issuance $ 9,590 $ 90, 000 Within our target Net New Equity Issuance $ 12,645 $ 89,700 equity range Stockholders’ Equity increased $53.9 million during the first nine months of 2021 primarily driven by: • Strong Net Income driving an increase in Retained Earnings of $35.9 million • Dividend Reinvestment and Stock Compensation Plans increased $12.6 million • Other Comprehensive Income was $5.3 million 10

Platforms for Growth Organic Growth Optimize the earnings potential of our existing businesses through organic growth and business transformation initiatives. Gas Transmission Pursue intrastate and interstate gas transmission projects in selected markets. Propane Expand the propane wholesale, retail and AutoGas businesses in the Mid-Atlantic and Southeast, including through new acquisitions. Marlin Gas Services 2 Expand Marlin virtual pipeline and product transport business (CNG, LNG, RNG, Hydrogen, CO ). Sustainable Investments • Renewable Natural Gas from waste sources • CNG/RNG vehicle fuels • Combined Heat and Power Projects • Renewable power generation associated with RNG • Introduction of Hydrogen We are providing our customers with affordable, reliable and sustainable energy delivery solutions 11

Major Initiatives DISTRIBUTION SYSTEM COMMUNITY GAS SYSTEM DELMARVA AND FLORIDA IMPROVEMENT PROJECTS CONVERSIONS ORGANIC GROWTH AND CUSTOMER GROWTH, PIPELINE EXPANSIONS AUTOGAS AND ACQUISITIONS RNG SAFETY TOWN RNG INVESTMENTS INFRASTRUCTURE STATE OF THE ART INVESTMENT MARLIN TRANSPORT TRAINING CENTER (VIRTUAL PIPELINE) We are investing for the future 12

# Gross Margin from Major Projects and Initiatives

Gross margin expected to increase by $15.4 million in 2021 and $10.1 million in 2022 for a total of $25.5 million from 2020

| Project/Initiative | Gross Margin for the Period | | | | | | |
|---|---|---|---|---|---|---|---|
| | Three Months Ended September 30, | | Nine Months Ended September 30, | | Year Ended December 31, | Estimate for Fiscal | |
| *in thousands* | 2021 | 2020 | 2021 | 2020 | 2020 | 2021 | 2022 |
| **Pipeline Expansions:** | | | | | | | |
| Western Palm Beach County, Florida Expansion | $ 1,175 | $ 1,020 | $ 3,515 | $ 2,988 | $ 4,167 | $ 4,811 | $ 5,227 |
| Del-Mar Energy Pathway [(1) (2)] | 1,049 | 924 | 2,854 | 1,565 | 2,462 | 4,578 | 6,708 |
| Callahan Intrastate Pipeline [(2) (3)] | 1,893 | 1,378 | 5,673 | 1,452 | 2,926 | 7,564 | 7,564 |
| Guernsey Power Station | 47 | – | 141 | – | – | 404 | 1,486 |
| Winter Haven Expansion | – | – | – | – | – | – | 658 |
| Beachside Pipeline Extension | – | – | – | – | – | – | – |
| Total Pipeline Expansions | 4,164 | 3,322 | 12,183 | 6,005 | 9,555 | 17,357 | 21,643 |
| | | | | | | | |
| **CNG Transportation** | 1,598 | 1,592 | 5,383 | 5,047 | 7,231 | 7,300 | 8,500 |
| | | | | | | | |
| **RNG Transportation** | – | – | – | – | – | 86 | 1,000 |
| | | | | | | | |
| **Acquisitions:** | | | | | | | |
| Elkton Gas | 590 | 357 | 2,648 | 357 | 1,344 | 3,900 | 4,113 |
| Western Natural Gas | 372 | – | 1,312 | – | 389 | 2,066 | 2,251 |
| Escambia Meter Station | 250 | – | 333 | – | – | 583 | 1,000 |
| Total Acquisitions | 1,212 | 357 | 4,293 | 357 | 1,733 | 6,549 | 7,364 |
| | | | | | | | |
| **Regulatory Initiatives:** | | | | | | | |
| Florida GRIP | 4,306 | 3,831 | 12,543 | 11,135 | 15,178 | 16,950 | 18,797 |
| Hurricane Michael regulatory proceeding | 3,264 | 8,261 | 8,984 | 8,261 | 10,864 | 11,014 | 11,014 |
| Capital Cost Surcharge Programs | 433 | 129 | 690 | 389 | 523 | 1,186 | 1,985 |
| Elkton Gas STRIDE Plan | – | – | – | – | – | 45 | 299 |
| Total Regulatory Initiatives | 8,003 | 12,221 | 22,217 | 19,785 | 26,565 | 29,195 | 32,095 |
| | | | | | | | |
| Total | $ 14,977 | $ 17,492 | $ 44,076 | $ 31,194 | $ 45,084 | $ 60,487 | $ 70,602 |

| Year-over-year Increases: | YTD 2021 | FY 2021 | FY 2022 |
|---|---|---|---|
| | $12,882 | $15,403 | $10,115 |

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Active Renewable Natural Gas Transportation Projects Recently Completed • Noble Road Landfill Project: Aspire Energy completed construction of a 33.1 mile pipeline to inject RNG developed at the landfill for distribution to its end use customers. In Progress • BioEnergy Devco and CleanBay: RNG source created from poultry waste. Services include the transport of RNG by Marlin Gas Services to Eastern Shore Natural Gas (our interstate pipeline) which is ultimately distributed to our natural gas customers. CPK is involved in discussions to potentially offer additional services. The projects are under development and the timing of RNG availability is dependent on the construction schedule of each project. • CNG Filling Station: At the Port of Savannah in conjunction with Southern Company Gas. CPK will build the physical station on behalf of Southern and then lease and operate it. The facility is designed to serve local CNG fleets and RNG-fueled vehicles. 14 14

Key Expansion Projects Pipeline Growth and Margin Contribution Capital Fully In Annual Gross Project Investment Service Margin Estimate 2021 West Palm Beach County $28.9 million $5.2 million Fourth Quarter 2021 Del-Mar Energy Pathway* $63.4 million $6.7 million Third Quarter $33.5 million 2020 Callahan Pipeline (JV) $7.6 million Second Quarter CPK 50% 2021 Guernsey Power Station $6.5 million $1.5 million Fourth Quarter 2022 Winter Haven Expansion $3.5 million $0.7 million First Quarter 2023 Beachside Pipeline Extension $16.7 million $2.5 million First Quarter Total investments of $152.5 million generate incremental gross margin of $24.2 million once fully in service in 2023 15 * Del-Mar Energy Pathway includes initial distribution capital investment and margin.

Recent State Level Governmental Affairs Activities Florida Activity Ohio Activity Energy Preemption Bill Renewable Energy Bill Energy Preemption Bill •Filed by Chesapeake Utilities. •Filed by a utility coalition, led by •Filed by the Florida Natural Gas Dominion Energy Association (FNGA). •Passed and signed into law by the •Passed and signed into law by the Governor in June 2021. •Passed and signed into law by the Governor in June 2021. Governor in July 2021. •Defines Biogas, Renewable Natural Gas (RNG). Amends the definition of •State Energy preemption legislation •Codifies customer choice when Renewable Energy to include RNG as to prevent towns and municipals evaluating energy options. a source. from banning natural gas. •Retroactive implementation. •Provides for RNG’s use in transportation, electric generation, and injection into gas distribution systems. •Authorizes the PSC to approve cost recovery for RNG contracts that exceed market rates under certain conditions. We are playing a leading role in encouraging the continued support of natural gas and monitoring other states’ activities in regards to energy preemption and renewable energy opportunities 16

Regulatory Initiatives Florida GRIP • Natural gas pipe replacement program approved by the Florida PSC. • Since inception in August 2012, invested $183.6 million of capital expenditures to replace 337 miles of qualifying distribution mains, including $17.7 million of new pipes during the first nine months of 2021. • Annual gross margin of approximately $17.0 million in 2021, and $18.8 million in 2022. Hurricane Michael Settlement • The settlement agreement allowed FPU to: (a) refund the over-collection of interim rates through the fuel clause; (b) record regulatory assets for storm costs in the amount of $45.8 million including interest which will be amortized over six years; (c) recover these storm costs through a surcharge for a total of $7.7 million annually; (d) collect an annual increase in revenue of $3.3 million to recover capital costs associated with new plant and a regulatory asset for the cost of removal and undepreciated plant Capital Cost Surcharge Programs • Eastern Shore recovery mechanism for capital costs associated with mandated highway or railroad relocation projects that required the replacement of existing Eastern Shore facilities. • Estimated gross margin of approximately $1.2 million in 2021 and $2.0 million in 2022 from relocation projects. 17

Regulatory Initiatives (cont.) Elkton Gas STRIDE Plan • Settlement reached with the Maryland PSC Staff and the Maryland Office of the Peoples Counsel. • Aldyl-A pipeline replacement program which enables recovery of the capital investment in the form of a fixed charge rider through a proposed 5-year surcharge. • Expected to go into service in the fourth quarter of 2021 and generate $0.3 million of margin in 2022 and $0.4 million annually thereafter. Florida COVID-19 Regulatory Proceeding • Florida regulated business units reached a settlement with the Office of Public Counsel in June 2021. • Allows the Florida regulated business units to establish regulatory assets of $2.1 million. • Amortize the amount over two years beginning January 1, 2022 and recover the regulatory asset. • Annual additional gross margin of $1.0 million that will be offset by a corresponding amortization of regulatory asset expense for both 2022 and 2023. 18

ESG Stewardship • We take seriously our responsibility to be a good, trusted and ethical corporate citizen, and doing all we can to contribute, through investment, charitable contributions and volunteerism, to greater sustainability, environmental benefits and societal advancement. • For more than 160 years, we have delivered affordable and sustainable energy solutions that respond timely to the evolving needs of our customers and the communities we serve. • We take positive and informed steps to continue our tradition of reducing our direct methane emissions, while at the same time helping our customers and communities to reduce their emissions. • We are committed to ensuring that safety, equity, diversity and inclusion are at the center of our culture. • Each and every day, we proudly deliver essential, safe, reliable, affordable, sustainable and efficient energy solutions to our customers in Delaware, Florida, Maryland, Pennsylvania, Virginia and Ohio. • We are committed to sustainable growth with financial discipline that generates long-term value for our stakeholders. • Our success rests on the strength and dedication of our team, our diverse, inclusive and collaborative culture, and our award winning corporate governance practices, all of which contribute to our 19 strong financial performance.

ESG Stewardship (cont.) Together, the Chesapeake Utilities Team PROUDLY DELIVERS UNINTERRUPTED ENERGY SERVICES TO OUR CUSTOMERS • We have an unwavering focus on advancing initiatives that are consistent with our long-history of growth, upper-quartile performance, and the reduction of greenhouse gas emissions. • Our inaugural Corporate Responsibility and Sustainability Report will be made available in the coming months, providing additional information and insights on our long-standing ESG stewardship. • We are continuing to strengthen our safety culture. • We are accelerating a business transformation process to address the organizational and technology enhancements that will support our continued responsible growth. Recent ESG Initiatives Breast Cancer Charity Bobtail Coping With Global Diversity Wreath-laying Hidden Heroes National Awareness for Nemours Change in Multi- Awareness With Wreaths of Women in Hispanic Myths and Children’s generational Month Across America Energy Heritage Month Facts Hospital Households 20

Corporate Culture Internal Employee Resource Groups Recent Awards and Recognitions Named Top Work Place in US for 2021, Top Work Place in Delaware for 10 Years in a Row Chesapeake Utilities named 2021 Best Company with Over 50 People. Sharp Energy named 2021 Best Propane Company. Chesapeake Cares CPK Named 2021 Best Corporate Governance in the North American Utilities Sector Four CPK Businesses Received AGA Safety Related Awards in 2021 More than 110 scholarships More than 100 local charities awarded to children of CPK employees supported each year 21

Solid Track Record of Return on Equity Consistently Exceeding Peer Median and 75th Percentile Return on Equity 14% 12.7% 13% 12.6% 12.2% 12.2% 12.1% 12.0% 11.8% 11.7% 11.7% 12% 11.6% 11.3% 11.3% 11.3% 11.2% 11.0% 11.0% 11% th * 10-Year Peer 75 Percentile – 10.09% 10% 9% * 10-Year Peer Median – 8.59% 8% 7% CPK ROE as reported Regulated Returns (peer median) Regulated Returns (peer 75th percentile) Return on Equity For the periods ending December 31, 2020 1 Year 3 Year 5 Year 10 Year CPK 11.7% 11.6% 11.7% 11.8% Peer Median 8.8% 9.4% 9.0% 8.6% Peer 75th Percentile 9.9% 9.9% 10.2% 10.1% 22

Capital Investment Guidance Continued Record Investment in Our Business Growth 5-year capital expenditure guidance 2021 thru 2025 up to $1 billion $750 million to $1.0 billion $185 million to $200 million $151 million Target 2021-2025 Forecast 2021 YTD Capital Expenditures as of 9/30/2021 2021 Capital Forecast range increased and narrowed to $185 million to $200 million 23

Diluted Earnings per Share Guidance from Continuing Operations Diluted Earnings Per Share from Continuing Operations Guidance through 2025 $6.25 $6.05 $4.21 $3.72 $3.68 $3.47 $2.77 2016 2017* 2018 2019 2020 2025 2025 Strategic capital investments continue to drive earnings growth. 24 * 2017 Includes TCJA Impact CPK Guidance – Low Range CPK Guidance – High Range

In Memory of Eugene (Gene) H. Bayard • Was nominated to Chesapeake Utilities Corporation’s Board of Directors in 2006 • Served as member of Corporate Governance Committee • Extensive expertise in the Delaware legal community, home of the nation’s preeminent forum for Delaware corporations and other business entities • Served in numerous business and community board capacities across Delaware Gene Played an Instrumental Role in CPK’s Success Over the Last 15 Years 25

Investment Proposition Committed to Superior Performance We seek to identify and develop opportunities to drive our future earnings growth and increase shareholder value. • Capitalizing on new organic growth and operational Track Record Energized Team efficiencies Strong Foundation for • Investing in pipeline systems that provide natural gas service to downstream customers Sustainable Growth Financial Discipline Platforms for Growth • Identifying propane opportunities to access new markets with significant growth potential • Pursuing virtual pipeline opportunities given Marlin Financial Objectives in Support of Increased capabilities (CNG, LNG, RNG) Shareholder Value: • Expanding our RNG footprint by using our energy delivery solutions and expertise throughout our service areas • Investing $750 million to $1 billion through 2025 • Investing in our diverse talented team • Targeting 2025 EPS $6.05 to $6.25 • Seeking 11.0% or higher consolidated return on equity • Engaging with communities where we work and live • Pursuing dividend growth supported by earnings growth • Driving brand excellence through safety awards, top • Maintaining a strong balance sheet workplace, employee engagement and community service Average Annualized Shareholder Return For Periods Ending October 31, 2021 1 Year 3 Year 5 Year 10 Year 20 Year 37% 20% 17% 19% 16% 26

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